FINANCIAL STATEMENTS AND REPORT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                         (WITH SUPPLEMENTAL INFORMATION)

                           ARMSTRONG ASSOCIATES, INC.

                                  JUNE 30, 1999

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Shareholders and Board of Directors
Armstrong Associates, Inc.

We have audited the accompanying statement of assets and liabilities of Armstrong Associates, Inc., including the schedule of portfolio of investments in securities as of June 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the selected per share data and ratios for each of the eight years in the period then ended. These financial statements and per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits. The selected per share data and ratios for each of the seventeen years in the period ended June 30, 1991 were audited by other independent certified public accountants whose report thereon dated July 19, 1991, expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Armstrong Associates, Inc. as of June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the eight years in the period then ended, in conformity with generally accepted accounting principles.


GRANT THORNTON LLP

Dallas, Texas
July 14, 1999

                           ARMSTRONG ASSOCIATES, INC.

                       STATEMENT OF ASSETS AND LIABILITIES

                                  June 30, 1999

ASSETS
    Investments in securities, at market value
       (identified cost, $6,650,183)                               $ 15,663,292
    Cash                                                                142,902
    Receivable from sales of securities                               1,412,585
    Dividends receivable                                                 10,890
    Interest receivable                                                     241
    Prepaid expenses and other assets                                     2,125
                                                                   ------------
                                                                     17,232,035
LIABILITIES
    Accrued expenses and other liabilities                               17,680
                                                                   ------------

NET ASSETS                                                         $ 17,214,355
                                                                   ============
NET ASSETS CONSIST OF
    Paid in capital                                                $  7,620,677
    Distributions in excess of net investment income                    (19,405)
    Accumulated undistributed net realized gains on investments         599,974
    Net unrealized appreciation on investments                        9,013,109
                                                                   ------------

       NET ASSETS APPLICABLE TO 1,272,327 SHARES OUTSTANDING       $ 17,214,355
                                                                   ============

NET ASSET VALUE PER SHARE                                          $      13.53
                                                                   ============

        The accompanying notes were an integral part of this statement.

                           ARMSTRONG ASSOCIATES, INC.

                     PORTFOLIO OF INVESTMENTS IN SECURITIES

                                  June 30, 1999

                                                     Shares or
                                                     principal                  Market
                                                      amount        Cost       value (a)
                                                     ---------   ----------   -----------
COMMON STOCK (88.68%)
    Industry and issue
       Aerospace (1.0%)
          The Boeing Company                            4,000    $  236,300   $   177,000
                                                                 ----------   -----------
       Broadcasting and Media (10.9%)
          A.H. Belo Corporation                        12,000       171,285       236,250
          New York Times Company                        5,000       197,188       184,375
          Time Warner, Inc.                            20,000       208,192     1,470,000
                                                                 ----------   -----------
                                                                    576,665     1,890,625
                                                                 ----------   -----------
       Chemicals and Related (6.9%)
          Avery Dennison Corp.                         15,000       211,200       905,625
          Praxair, Inc.                                 6,000       212,890       294,750
                                                                 ----------   -----------
                                                                    424,090     1,200,375
                                                                 ----------   -----------
       Computer, Software, and Related (8.0%)
          International Business Machines Corp.         5,000       249,675       650,000
          Oracle Systems Corporation*                  19,500       122,330       723,937
                                                                 ----------   -----------
                                                                    372,005     1,373,937
                                                                 ----------   -----------
       Consumer Products (12.9%)
          Black & Decker Corporation                   10,000       216,760       630,000
          The Gillette Company                          7,232       166,636       297,416
          Kimberly Clark Corporation                    6,000       230,820       342,000
          Sherwin Williams Company                      6,000       198,150       167,250
          Wal-Mart Stores, Inc.                        16,000       196,800       772,000
                                                                 ----------   -----------
                                                                  1,009,166     2,208,666
                                                                 ----------   -----------
       Diversified Operations (7.0%)
          Corning, Inc.                                12,000       196,566       841,500
          Tyco International Limited                    3,929       211,614       371,290
                                                                 ----------   -----------
                                                                    408,180     1,212,790
                                                                 ----------   -----------
       Educational Services (1.6%)
          DeVRY Inc.*                                   6,000       132,660       137,250
          Sylvan Learning Systems, Inc.*                5,000       163,750       135,938
                                                                 ----------   -----------
                                                                    296,410       273,188
                                                                 ----------   -----------

                           ARMSTRONG ASSOCIATES, INC.

                                  June 30, 1999

                                                     Shares or
                                                     principal                  Market
                                                       amount       Cost       value (a)
                                                     ---------   ----------   -----------
       Financial and Related (3.8%)
          Associates First Capital Corporation          8,000    $  246,800    $  353,000
          Bank of America Corporation                   4,000       240,350       293,500
                                                                 ----------   -----------
                                                                    487,150       646,500
                                                                 ----------   -----------

       Food, Beverages and Related (10.1%)
          Bestfoods                                    10,000       199,538       495,000
          Crown Cork & Seal Company, Inc.               5,000       239,438       142,813
          Pepsico, Inc.                                20,000       116,802       775,000
          Tricon Global Restaurants, Inc.*              6,000       137,198       324,750
                                                                 ----------   -----------
                                                                    692,976     1,737,563
                                                                 ----------   -----------
       Medical and Related (19.8%)
          Abbott Laboratories                          30,000       182,381     1,365,000
          Biogen, Inc.*                                 4,000       158,625       515,000
          Boston Scientific Corporation*               10,000       234,785       440,000
          Medtronics, Inc.                             10,000       190,438       776,250
          Warner Lambert Company                        4,467       170,000       309,898
                                                                 ----------   -----------
                                                                    936,229     3,406,148
                                                                 ----------   -----------
       Office Supplies and Equipment (3.7%)
          Xerox Corporation                             6,000       253,065       356,250
          Staples, Inc.*                                9,000       175,875       278,438
                                                                 ----------   -----------
                                                                    428,940       634,688
                                                                 ----------   -----------
       Transportation (1.3%)
          Ryder System, Inc.                            8,000       196,960       215,500
                                                                 ----------   -----------
       Water Treatment and Pollution Control (1.7%)
          Ionics, Inc.*                                 8,000       186,800       288,000
                                                                 ----------   -----------

              Total common stocks                                 6,251,871    15,264,980

                           ARMSTRONG ASSOCIATES, INC.

                                  June 30, 1999

                                                     Shares or
                                                     principal                  Market
                                                       amount       Cost       value (a)
                                                     ---------   ----------   -----------
SHORT-TERM DEBT (2.31%)
    U.S. Treasury bills, due August 1999           $  400,000    $  398,312   $   398,312
                                                                 ----------   -----------

              Total investment securities - 90 99%               $6,650,183    15,663,292
                                                                 ==========

              Other assets less liabilities - 9.01%                             1,551,063
                                                                              -----------

              Net assets - 100.00%                                            $17,214,355
                                                                              ===========

NOTES

     (a) All common stocks are listed on a national securities exchange or reported on the NASDAQ national market and are valued at the closing price. Short-term debt is carried at cost, which approximates market value.

     (b)  Aggregate cost for Federal income tax purposes is $6,650,183.

     *    Nonincome-producing security

        The accompanying notes were an integral part of this statement.

                           ARMSTRONG ASSOCIATES, INC.

                             STATEMENT OF OPERATIONS

                            Year ended June 30, 1999


INVESTMENT INCOME
    Dividends                                                       $   150,813
    Interest                                                             21,338
                                                                    -----------
                                                                        172,151
    Operating expenses
       Investment advisory fees                      $   122,851
       Administrative fees                                16,000
       Custodian fees                                      7,798
       Transfer agent fees                                 9,517
       Legal fees                                          1,728
       Accounting fees                                    12,219
       Registration fees, licenses and other               2,601
       Reports and notices to shareholders                 7,645
       Directors' fees and expenses                        8,696
       Insurance expense                                   1,628        190,683
                                                     -----------    -----------

                  NET INVESTMENT LOSS                                   (18,532)
                                                                    -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
    Realized gains
        Proceeds from sales                                           2,426,986
        Cost of securities sold                                       1,810,125
                                                                    -----------

                  NET REALIZED GAINS                                    616,861
                                                                    -----------
    Unrealized appreciation
       Beginning of year                                              7,176,478
       End of year                                                    9,013,109
                                                                    -----------

                  INCREASE IN UNREALIZED APPRECIATION                 1,836,631
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                      2,453,492
                                                                    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $ 2,434,960
                                                                    ===========

        The accompanying notes were an integral part of this statement.

                           ARMSTRONG ASSOCIATES, INC.

                       STATEMENTS OF CHANGES IN NET ASSETS

                              Years ended June 30,

                                                                             1999             1998
                                                                         ------------     ------------

OPERATIONS
    Net investment income (loss)                                         $    (18,532)    $     32,463
    Net realized gains on investments                                         616,861        1,096,424
    Increase in unrealized appreciation of investments                      1,836,631          726,296
                                                                         ------------     ------------

              NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          2,434,960        1,855,183

DISTRIBUTIONS TO SHAREHOLDERS
    Dividends paid from net investment income                                 (49,896)         (59,092)
    Distributions paid from net realized gains                               (561,330)        (980,946)
                                                                         ------------     ------------

              NET DECREASE IN NET ASSETS RESULTING FROM DISTRIBUTIONS        (611,226)      (1,040,038)

CAPITAL SHARE TRANSACTIONS
    Net proceeds from sale of capital stock                                   404,587          708,014
    Net asset value of shares issued as reinvestment of dividends             587,448          988,680
                                                                         ------------     ------------
                                                                              992,035        1,696,694
    Less cost of shares repurchased                                          (814,219)      (1,566,042)
                                                                         ------------     ------------
              NET INCREASE IN NET ASSETS RESULTING
                  FROM CAPITAL SHARE TRANSACTIONS                             177,816          130,652
                                                                         ------------     ------------

              TOTAL INCREASE IN NET ASSETS                                  2,001,550          945,797

NET ASSETS
    Beginning of year                                                      15,212,805       14,267,008
                                                                         ------------     ------------

    End of year (Note)                                                   $ 17,214,355     $ 15,212,805
                                                                         ============     ============

Note: At June 30, 1999 and 1998, undistributed net realized investment gains were $599,974 and $544,443, respectively. At June 30, 1999, distributions in excess of net investment income were $19,405. At June 30, 1998, undistributed net investment income was $49,023.

        The accompanying notes are an integral part of these statements.

                           ARMSTRONG ASSOCIATES, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 1999


NOTE A - NATURE OF OPERATIONS AND SUMMARY OF ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

     Nature of Operations
     --------------------

     Armstrong Associates, Inc. (the Company) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment management company.

     Valuation of Securities
     -----------------------

     The Company's investments in common stocks are carried at market value. Short-term debt securities are carried at cost which approximates market.

     Investment Transactions and Investment Income
     ---------------------------------------------

     Investment transactions are recorded on a trade date basis, and realized gains and losses are calculated using the identified cost method. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     Use of Estimates
     ----------------

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B - FEDERAL INCOME TAXES

     As of June 30, 1999, the Company qualified and intends to continue to qualify each fiscal year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. By qualifying, the Company will not be subject to Federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

NOTE C - PURCHASES AND SALES OF SECURITIES

     For the year ended June 30, 1999, purchases and sales of securities, excluding short-term debt securities, aggregated $461,520 and $2,426,986 respectively.

     The Company paid total brokerage commissions aggregating $7,700 in 1999 on purchases and sales of investment securities. All commissions were paid to unaffiliated broker-dealers.

                           ARMSTRONG ASSOCIATES, INC.

                                  June 30, 1999


NOTE D - INVESTMENT ADVISORY, TRANSFER AGENT AND ADMINISTRATIVE FEES

     The Company has agreed to pay its investment adviser, Portfolios, Inc. (Portfolios), a fee of .80% per annum of the average net asset value of the Company. For the year ended June 30, 1999, investment advisory fees to Portfolios amounted to $122,851. In order to effectively limit the expenses of the Company, the adviser has agreed to reimburse the Company for all expenses (including the advisory fee but excluding brokerage commissions, taxes and interest and extraordinary charges such as litigation costs) incurred by the Company in any fiscal year in excess of 2% of the first $10 million of its average daily net assets for the fiscal year, 1.5% of the next $20 million of average daily net assets and 1% of the remainder. No reimbursements were required in 1999.

     Portfolios is the transfer agent for the Company. Applicable fees of $9,517 were incurred by the Company for the year ended June 30, 1999. In addition, under the terms of an administrative services agreement between Portfolios and the Company, Portfolios provides accounting services to the Company for an annual fee of $16,000 payable in equal monthly installments.

     At June 30, 1999, the Company owed Portfolios $10,997 in accrued fees.

NOTE E - CAPITAL STOCK

     On June 30, 1999, there were 6,000,000 shares of $1 par value capital stock authorized, and capital paid in was $7,620,675. Transactions in capital stock for the years ended June 30, 1999 and 1998 were as follows:

                                                        1999         1998
                                                      --------     --------

     Shares sold                                        34,015       63,588
     Shares issued as reinvestment of dividends         51,758       93,981
                                                      --------     --------
                                                        85,773      157,569
     Shares redeemed                                   (66,465)    (133,173)
                                                      --------     --------

                Net increase in shares outstanding      19,308       24,396
                                                      ========     ========

NOTE F - DIVIDENDS

     Dividends from net investment income paid during the year ended June 30, 1999 and 1998 amounted to $.04 and $.05 per share, respectively. Distributions from net realized gains paid during the years ended June 30, 1999 and 1998 amounted to $.45 and $.83 per share, respectively.

                           ARMSTRONG ASSOCIATES, INC.

                         CONDENSED FINANCIAL INFORMATION

                       Selected per Share Data and Ratios

                                                   1999         1998        1997        1996        1995        1994        1993
                                                 -------      -------     -------     -------     -------     -------     -------
Net asset value, beginning of year               $ 12.14      $ 11.61     $ 10.45     $  9.70     $  8.19     $  8.26     $  7.08

Income (loss) from investment operations
     Net investment income (loss)                   (.01)         .03         .06         .05         .02          --         .02
     Net realized and unrealized gains
         (losses) on investments                    1.89         1.38        1.64        1.10        2.12         .10        1.19
                                                 -------      -------     -------     -------     -------     -------     -------
             Total from investment operations       1.88         1.41        1.70        1.15        2.14         .10        1.21

Less distributions
     Dividends from net investment income            .04          .05         .07         .02         .04          --         .02
     Distributions from net realized gains           .45          .83         .47         .38         .59         .17         .01
                                                 -------      -------     -------     -------     -------     -------     -------

Net asset value, end of year                     $ 13.53      $ 12.14     $ 11.61     $ 10.45     $  9.70     $  8.19     $  8.26
                                                 =======      =======     =======     =======     =======     =======     =======

Total return                                       16.26%       13.31%      17.19%      12.09%      27.32%       1.13%      17.12%

Ratios/supplemental data
     Net assets, end of period (000's)            17,214       15,213      14,300      13,100      11,961       9,255       9,680

     Ratio of expenses to average net assets         1.2          1.3         1.4         1.4         1.8         1.8         1.8

     Ratio of net investment income
         to average net assets                       (.1)          .2          .5          .5          .2          --          .2

     Portfolio turnover rate                           2%           7%          7%         19%         12%         15%         17%


                                                   1992        1991         1990        1989        1988         1987        1986
                                                 -------     -------      -------     -------     -------      -------     -------
Net asset value, beginning of year               $  6.87     $  7.38      $  7.74     $  7.17     $  9.66      $  8.72     $  7.65

Income (loss) from investment operations
     Net investment income (loss)                    .06         .16          .23         .24         .09          .10         .14
     Net realized and unrealized gains
         (losses) on investments                     .33        (.27)         .19         .67        (.53)        1.51        1.17
                                                 -------     -------      -------     -------     -------      -------     -------
             Total from investment operations        .39        (.11)         .42         .91        (.44)        1.61        1.31

Less distributions
     Dividends from net investment income            .15         .23          .24         .11         .14          .16         .24
     Distributions from net realized gains           .03         .17          .54         .23        1.91          .51          --
                                                 -------     -------      -------     -------     -------      -------     -------

Net asset value, end of year                     $  7.08     $  6.87      $  7.38     $  7.74     $  7.17      $  9.66     $  8.72
                                                 =======     =======      =======     =======     =======      =======     =======

Total return                                        5.79%       (.92)%       5.93%      13.23%      (6.27)%      20.00%      17.80%

Ratios/supplemental data
     Net assets, end of period (000's)             9,366       9,228        9,770       9,887      10,435       12,294      11,714

     Ratio of expenses to average net assets         1.9         1.9          1.8         1.9         2.0          1.7         1.6

     Ratio of net investment income
         to average net assets                        .8         2.3          2.9         3.0         1.3          1.0         1.6

     Portfolio turnover rate                          35%         24%          44%         46%         20%          51%         54%


                                                    1985        1984         1983        1982         1981        1980        1979
                                                 -------     -------      -------     -------      -------     -------     -------
Net asset value, beginning of year               $  7.29     $ 10.22      $  7.10     $  9.37      $  7.74     $  7.06     $  6.50

Income (loss) from investment operations
     Net investment income (loss)                    .24         .16          .21         .41          .24         .23         .16
     Net realized and unrealized gains
         (losses) on investments                    1.02       (2.51)        3.72       (1.28)        2.62        1.40         .84
                                                 -------     -------      -------     -------      -------     -------     -------
             Total from investment operations       1.26       (2.35)        3.93        (.87)        2.86        1.63        1.00

Less distributions
     Dividends from net investment income            .14         .20          .43         .19          .23         .13         .11
     Distributions from net realized gains           .76         .38          .38        1.21         1.00         .82         .33
                                                 -------     -------      -------     -------      -------     -------     -------

Net asset value, end of year                     $  7.65     $  7.29      $ 10.22     $  7.10      $  9.37     $  7.74     $  7.06
                                                 =======     =======      =======     =======      =======     =======     =======

Total return                                       19.10%     (24.01)%      61.27%      (9.87)%      38.04%      24.08%      15.17%

Ratios/supplemental data
     Net assets, end of period (000's)            10,957       9,788       12,869       7,669        8,277       5,777       4,538

     Ratio of expenses to average net assets         1.7         1.6          1.6         1.7          1.5         1.6         1.5

     Ratio of net investment income
         to average net assets                       3.1         1.9          2.4         5.6          2.7         3.2         2.3

     Portfolio turnover rate                          53%         96%          59%         34%          60%        131%         97%


                                                    1978        1977        1976        1975
                                                 -------     -------     -------     -------
Net asset value, beginning of year               $  5.68     $  5.30     $  3.81     $  2.74

Income (loss) from investment operations
     Net investment income (loss)                    .08         .04         .03         .07
     Net realized and unrealized gains
         (losses) on investments                     .78         .38        1.53        1.04
                                                 -------     -------     -------     -------
             Total from investment operations        .86         .42        1.56        1.11

Less distributions
     Dividends from net investment income            .04         .04         .07         .04
     Distributions from net realized gains            --          --          --          --
                                                 -------     -------     -------     -------

Net asset value, end of year                     $  6.50     $  5.68     $  5.30     $  3.81
                                                 =======     =======     =======     =======

Total return                                       15.31%       8.05%      42.06%      41.46%

Ratios/supplemental data
     Net assets, end of period (000's)             3,886       3,649       3,785       2,892

     Ratio of expenses to average net assets         1.5         1.5         1.5         1.5

     Ratio of net investment income
         to average net assets                       1.6         1.9          .8         2.7

     Portfolio turnover rate                         151%        113%        113%        210%

(a) For a share outstanding throughout the year. Per share data has been rounded to nearest cent and adjusted to give effect to a 2-for-1 stock split, effective October 16, 1978, by means of a stock distribution.

(b)  The  Fund  had  no  senior   securities  or  outstanding  debt  during  the
     twenty-five-year period ended June 30, 1999.

(c) Total commissions paid divided by number of shares of applicable investment securities transactions. Disclosure requirement beginning with fiscal year ended June 30, 1996. Information for fiscal years prior to June 30, 1996, is not applicable.

      See accompanying report of independent certified public accountants.

                              TO OUR SHAREHOLDERS:

The fiscal year of Armstrong Associates, Inc., ended June 30, 1999. At that time Armstrong had total net assets of $17,214,355 and a per share price of $13.53. Not reflected in the fiscal year end price were December 1998 distributions of income and capital gains totaling $0.49 per share. For the twelve months Armstrong recorded a total investment return of +16.26%.

Reversing a declining trend that had been in place since calendar 1997, interest rates increased sharply during the first half of calendar 1999. Inflation, on the other hand, stayed low despite increases in energy prices and interest rates. For the year large-cap stocks generally continued to outperform mid and small-cap issues. The Standard and Poor's 500 Index, a market capitalization weighted index, increased +21.07% in price for the twelve months under review while the Standard and Poor's 400 MidCap and 600 SmallCap Indexes had price returns of +15.72% and -3.14%, respectively. More reflective of the general market, the Value Line Composite Index, which covers approximately 1,700 equally-weighted issues, showed a price loss of -2.29%. For comparison purposes, long term bonds, as represented by the Lehman Brothers U.S. Treasury Composite Index, had a total return, interest and price change, of +2.95%.

Looking ahead, we see continued market volatility as well as wide performance divergence between individual stocks and stock groups. While large-cap stocks should continue to play a key role in investment portfolios, we would expect mid-cap and small-cap issues to reflect a higher level of market interest as investors look for less exploited investment opportunities. We believe the long term outlook for equity investments continues to be strong, helped by a developing demographic trend that favors increased investment savings as a large portion of the population prepares for retirement over the next 10 to 15 years and the preeminent position of the United States in the world economy which we expect to continue.

Please call or write if you have any questions concerning your Armstrong investment.

Sincerely,


C.K. Lawson

August 6, 1999